Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Synthetic Blood International, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Nicora, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 16, 2005	/s/ Robert W. Nicora
President and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Synthetic Blood International, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David H. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 16, 2005	/s/ David H. Johnson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Synthetic Blood International, Inc. and will be retained by Synthetic Blood International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.